                                                                   EXHIBIT 10.18

                                     LEASE

     THIS LEASE, made and entered into this 8th day of July, 1991, by and between PVI BUILDING INVESTORS, a Colorado General Partnership ("Landlord"), and PRECISION VISUALS, INC., a Delaware corporation ("Tenant").

     1. Landlord is the Owner of Lot 7, Gunbarrel Business Park West Subdivision, County of Boulder, State of Colorado, including the 25,440 square foot building (the "Building"), parking lots and landscaping on Lot 7, which address is 6230 Lookout Road (the "Premises").

     2. Tenant is currently in occupancy of the Premises under the terms and conditions of the Lease dated December 28, 1984 as modified herein.

     3. Tenant desires to continue to lease the Premises from the Landlord from the date of this lease through July 31, 1997, subject to the terms and conditions set forth herein.

     4. This Lease supersedes and replaces in its entirety the Lease dated December 28, 1984, covering these Premises.

                                   AGREEMENT
                                   ---------

     1.   Leased Premises. Landlord hereby leases unto Tenant and Tenant leases
          ----------------
from Landlord, pursuant to the term and Commencement Date specified in paragraph 2 below, Lot 7, the "Premises."

     2.   Term.
          -----

          (a) Commencement and Term of Occupancy. The term of this Lease shall
              -----------------------------------
commence on August 1, 1991 ("Commencement Date"). The Lease shall terminate on July 31, 1997, unless earlier terminated pursuant to the terms of this Lease or by operation of law or extended by mutual agreement.

     3.   Possession.  Possession shall be deemed to occur as of the
          ----------
Commencement Date indicated above.

     4.   Rent.  Tenant shall pay the base rent including any escalation
          ----
provided for in paragraph 4(b), Operating Expenses, and other monthly charges to Landlord, at the address set forth in paragraph 30(c) of this Lease, without prior notice or demand, on or before the first day of the first full calendar month of the Lease term and a like sum on or before the first day of each and every successive calendar month during the Lease term according to paragraph 4(a). Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the normal monthly installment, based upon a thirty (30) day month. The following rent shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment:

          (a) Initial Rental Rate:  The base lease rate shall be $9.25 per
              -------------------
square foot, per year, or $19,610 per month.

          (b) Escalation of Festal Rate:  on each annual anniversary of the
              -------------------------
Commencement Date of the term of this Lease, the annual base rental shall be adjusted upward (but not downward) in the same proportion by which the consumer price index of the United State Department of Labor, Bureau of Labor Statistics (presently designated as all urban consumers, Denver - all/items) increases, on the closest date of publication thereof prior to each adjustment date from the index on the closest date of publication thereof one year prior to each adjustment date. However, in no event shall the base rent increase by an amount which is less than two percent (2%) per year or more than six percent (6%) per year for the preceding year.

     5.   Security Deposit. xxxxxxxxxxx
          -----------------------------

     6.   Operating Expenses.
          -------------------

          (a) Tenant shall be responsible for all Operating Expenses in regard to the Premises which shall include but not be limited to the items set forth in subsections (b) and (c) below. The items in subsection (b) shall be paid by Landlord and reimbursed by Tenant. The items in subsection (c) shall be the sole responsibility of Tenant and shall be paid directly by Tenant.

          (b) All real estate taxes and insurance premiums on the Premises, including the land, building, and improvements shall be paid by Landlord and reimbursed by Tenant. The real estate taxes shall include all real estate taxes and assessments that are levied upon or assessed against the Premises, including any taxes which may be levied on rents other than federal and state income taxes. The insurance shall include all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems necessary for the Premises. The tax and insurance expenses required to be paid in this subsection (b) shall be paid by Tenant to Landlord in one lump sum within five
(5) business days of Landlord's presentation of an invoice or other statement evidencing the amount due. Alternatively, if any lender financing the building requires a monthly escrow of the above amounts, they shall be estimated in advance by Landlord. The estimated amount shall be paid monthly in advance by Tenant in conjunction with the payments due under Section 4 promptly upon receipt of yearly estimates. The amount paid shall be held by Landlord for the payment of the tax and insurance expenses. If Landlord's estimate is less than the actual cost, Tenant shall pay to Landlord on demand the amount, if any, equal to the difference between the actual tax and insurance expenses and the estimated tax and insurance expenses. If Landlord's estimate exceeds the actual cost, the balance remaining after payment of the actual tax and insurance expenses shall be held by Landlord and applied to the next monthly payment(s) of tax and insurance expenses required to be paid in this subsection (b). The Tenant shall not be entitled to receive interest on any additional amounts paid. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's actual tax and insurance expenses for the year in which this Lease terminates, Tenant snail immediately pay any balance due or Landlord shall Immediately refund any overpayment.

          (c) Tenant shall be solely responsible for and shall directly pay for the following expenses set forth in this subsection (c) , and the expenses for items set forth in Paragraph 10(c) below:

          (i) All water, sewer, gas, electricity and other utilities, and materials used in the operation and maintenance of the Premises.

          (ii) All maintenance and repair expenses incurred for: the plumbing, heating, ventilation, air conditioning and electrical systems of the Building (except as set forth in Section 9(a)(2)); greenbelt areas; the parking lot areas (which shall include all general maintenance and repairs, resurfacing, painting, restriping, cleaning, snow removal, sweeping and janitorial services); maintenance and repair of sidewalks, curbs and signs; maintenance and repair of sprinkler systems; lighting and other utilities; maintenance and repair of any fire protection systems, lighting systems, and any other utility systems; all costs and expense pertaining to any security alarm system; upkeep of maintenance and operating machinery and equipment and amounts paid for such machinery and equipment, if any.

          (d) Landlord may give written notice to Tenant of Tenant's failure to perform its required duties under subsection 6(c). If after thirty (30) days written notice, Tenant fails to diligently perform and complete its required duties under subsection 6(c), Landlord may elect to perform such duties and the reasonable costs incurred shall constitute additional rent due and payable to Landlord within five (5) days after such amounts are disclosed to Tenant.

          (e) Landlord shall be responsible for and shall pay for all maintenance and repairs to the roof which are not borne by Tenant in paragraph 10(b), exterior finish (painting) and items of a purely structural nature. If, after thirty (30) days' written notice, Landlord fails to diligently perform and complete the above necessary maintenance and repairs, Tenant may elect to effect the maintenance and repairs in a reasonable manner and shall be reimbursed by Landlord for the reasonable costs of the maintenance or repairs.

     7.   Use. Tenant shall use the Premises for office space and other related
          ----
uses and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything on the Premises which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or Premises or any part thereof or any of its contents. Tenant shall not allow the Premises to be used for any improper or unlawful purposes, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in an abusive or destructive manner in or upon the Premises so that said waste shall disturb the quiet enjoyment of any persons.

     8.   Compliance with Law. Tenant shall not use the Premises or permit
          --------------------
anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may later be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may later be in force.

     9.   Alterations and Additions.
          --------------------------

          (a) Interior of Premises.
              ---------------------

              1) By Tenant. Tenant may, during the term of this Lease, at Tenant's expense, erect inside partitions, add to existing electric power service, add telephone outlets, add light fixtures, install additional heating or air conditioning or make other changes or alterations as Tenant may desire. Any changes or alterations in excess of $20,000.00 shall require the prior written approval of Landlord which shall not be unreasonably withheld. Upon termination of this Lease, Tenant may remove all such fixtures, equipment, additions or alterations and Landlord shall likewise have the option to require Tenant to remove any or all such fixtures, equipment, additions or alterations; provided, however, in either case, Landlord may, solely at its discretion, require Tenant to restore the Leased Premises to the condition existing immediately prior to the change or installation, normal wear and tear excepted, all at Tenant's sole cost and expense. All restoration work shall be done in a good and workmanlike manner and shall consist of new materials unless agreed to otherwise by Landlord, and upon completion, must be approved by Landlord and by the Building Inspector.

              2) By Landlord. In the performance of the recitals herein, Landlord, a% Landlord's expense, shall remodel the Premises in accordance with the "Schedule of Tenant Finish to be Provided by Landlord," as set forth in Exhibit A and attached hereto and project drawings as identified in "Schedule of Project Drawings" as set forth in Exhibit B. Notwithstanding any provision to the contrary in this Lease, the base lease rate set forth in 4(a) above shall be reduced to $8.00 per sq. ft., on an annualized basis from the commencement date until substantial completion of all of the tenant finish items set forth in Exhibit A; provided, however, that if substantial completion of al' of such tenant finish items is not achieved by August 14, 1991, then the base lease rate set forth in 4(a) above shall be reduced to $8.00 per sq. ft., on an annualized basis, for the portion of the Premises occupied by Tenant until substantial completion of all of the tenant finish items set forth in Exhibit A and the base lease rate set forth in 4(a)
                          --------
above shall be reduced to $0.00 per sq. ft., on an annualized basis, for the portion of the Premises not occupied by Tenant until the earlier of substantial completion of all of the tenant finish items set forth in Exhibit A or the date
                                                          ---------
of Tenant's reoccupancy and use of substantially all of the premises for its business activities. Landlord shall warrant and shall, at its sole cost and expense, be responsible for any repair and maintenance expense incurred for the entire heating, ventilation and air conditioning system of the Building for a period of one year following the substantial completion of all of the tenant finish items set forth in Exhibit A. The parties will use best efforts to
                          ---------
coordinate the tenant finish work to minimize interruption to Tenant's daily business activities while accommodating Landlord's reasonable request to allow for orderly progression of work.

          (b) Exterior of Premises. Landlord must approve in writing any
              ---------------------
addition, change or alteration to the exterior of the Premises and any signs to be placed on the Premises by Tenant, regardless of size or value. Prior to the cutting of any holes in the roof or any exterior surfaces or prior to any work being performed or any equipment being installed on the roof by Tenant, the prior written approval of Landlord shall be obtained by Tenant. All roof or other repairs necessitated by the change shall be the responsibility and at the cost of Tenant.

     10.  Repairs.
          --------

          (a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair except as noted in 9(a) (2) above. Tenant shall, at Tenant's sole cost and expense, keep %he Premises in good condition and repair, ordinary wear and tear excepted. Tenant shall, upon the expiration or voluntary or involuntary termination of this Lease, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. If the Premises are not returned in good condition, Landlord shall be entitled to pass on a reasonable charge, in an amount equal to the actual cost of any cleaning, repairing and replacing necessary to restore the Premises to good condition, so long as Landlord has provided the work called for in 9(a) (2) above.

          (b) Notwithstanding the foregoing, Landlord shall at its sole cost and expense be responsible for any repairs, maintenance and replacement in the structural portions of the Building, including the structural portions of the roof (defined as supporting columns, walls, joists and decking) and exterior walls, unless caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees, and invitees, in which case the Tenant shall at Tenant's sole cost and expense, make such repairs and replacements as are necessary to maintain such structural portions in a good condition.

          (c) Tenant shall, at Tenant's expense be responsible for making repairs and maintaining, in addition to those required under paragraph 6(c)(ii), the electrical systems of the Building and the built-up portion of the roof (which shall be limited to shingles, felt, tar, insulating materials, asphalt and gravel components, layered membranes, or other similar non-structural roofing systems). Landlord may inspect the Premises from time to time to determine whether Tenant has performed the obligations in this paragraph 10(c) to Landlord's satisfaction. Landlord may make a list of repairs and maintenance which Tenant has not performed and deliver that list to Tenant. Tenant shall promptly effect the repairs or maintenance required by Landlord. If Tenant has not completed the items within thirty (30) days of receipt of Landlord's written notice, Landlord may effect the repairs and maintenance at reasonable cost and immediately bill Tenant. Tenant shall remit any sums due on the bill within give
(5) days of its receipt. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from making any repairs, alterations or improvements in or about any portion of the Building or the Premises or to fixtures, appurtenances or equipment therein.

     11. Liens. Tenant shall keep the Premises and the property on which the
         ------
Premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any lien is placed upon the Premises, or any part thereof, Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a bond in an amount equal to one and one-half (1-1/2) times the amount of the lien. Alternatively, Landlord may pay off any lien on the Premises after giving Tenant 15 days' notice, if Tenant does not provide said bond and pass the cost back to Tenant the following month as additional rent.

     12.  Assignment and Subletting.
          --------------------------

          (a) This Lease shall not be assigned nor shall any part of the Premises be sublet without Landlord's prior written consent, which consent shall not be unreasonably wwithheld. If Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord appropriate written notice of its desire at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of twenty (20) days following receipt of such notice within which to notify Tenant in writing whether the assignment or subletting is acceptable to Landlord, provided, however, that Landlord's approval shall not be unreasonably withheld. If Landlord should fail to notify Tenant in writing of whether Landlord elects to approve or refuse the assignment or sublease within said twenty (20) day period, Landlord shall be deemed to have consented to the proposed assignment or sublease. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void. Any consent by Landlord to a particular assignment or sublease shall not constitute Landlord's consent to any other or subsequent assignment or sublease.

          (b) If Tenant is a corporation, then any transfer of this Lease by merger or consolidation, or sale of stock shall constitute an assignment for purposes of this Lease to which Landlord hereby consents.

     13.  Hold Harmless.
          --------------

          (a) Indemnification and Defense. Tenant shall indemnify and hold
              ------------------------------------------------------------
harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Premises. Each party shall further indemnify and hold harmless the other against and from any and all claims arising from any breach or default in the performance of any obligation on the indemnifying party's part to be performed under the terms of this Lease, or arising from any act or negligence of such party, or any OFFICER, AGENT, EMPLOYEE, GUEST, OR INVITEE OF SUCH PARTY, AND FROM all costs, attorneys' fees, expenses and liabilities incurred resulting from any such claim or any action or proceeding. In any case, action or proceeding brought against the indemnified party by reason of any above claim, the indemnifying party shall defend the claim at the indemnifying party's expense through legal counsel reasonably satisfactory to the indemnified party. Tenant, as a material part of the consideration to Landlord, assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and tenant hereby waives all claims in respect t. hereof against Landlord.

          (B) PROPERTY AND OTHER DAMAGE. Landlord or its agents shall not be
              --------------------------
liable for any damage to property entrusted to employees of the Tenant, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, toxic waste, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by the willful acts, negligence or misconduct of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises. Tenant shall give prompt notice to Landlord in case of fire or accidents in or on the Premises.

     14.  Subrogation.  As long as their respective insurers so permit, Landlord
          ------------
and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with this waiver.

     15.  Liability Insurance. Tenant shall, at Tenant's expense, obtain and
          --------------------
keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, in an amount of not less than $1,000,000 for injury or death of one person and $5,000,000 for more than one person plus property damage of not less than $100,000. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder except under Paragraph 14 above. Tenant may carry the insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereon. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A+AAA or better in "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after ten
(10) days' prior written notice to Landlord. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

     16.  Services and Utilities.
          -----------------------

          (a) Except for negligent workmanship done by Landlord during construction, Landlord shall not be liable for any damages, and Tenant shall not be entitled to any reduction of rental by reason of failure of any utility service to furnish utilities when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

          (b) To the extent Tenant has incurred damages from the above, Landlord shall pass through any monies recovered under a claim against a manufacturer's warranty which was not used to repair and restore the warrantled equipment.

     17.  Personal Property Taxes. Tenant shall pay directly, or cause to be
          ------------------------
paid, Before delinquency, any and a,1 taxes levied or assessed and which become payable during the Lease term upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises.

     18.  Title of Landlord. Landlord covenants that as of the date hereof there
          ------------------
are no liens upon its estate other than (a) the effect of covenants, conditions, restrictions, easements, mortgages, trust deeds, encumbrances and rights of way of record: (b) the effect of any zoning laws and (c) general and special taxes not delinquent.

     19.  Holding Over. If Tenant remains in possession of the Premises or any
          -------------
part thereof after the expiration of the term hereof, without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at one and one half times the rental rate as was in effect during the last month of the term, plus all other charges payable under this Lease, and shall be subject to all the other terms of this Lease.

     20.  Entry By Landlord.
          ------------------

          (a) Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, and to perform any service to be provided by Landlord to Tenant, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building which is part of the Premises that Landlord may deem necessary or desirable, without abatement of rent. This right shall also include Landlord's right to enter the premises for the purpose of remodeling and repair as set forth elsewhere herein. Landlord may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, providing that the entrance to the Premises shall not be blocked, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's Business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

          (b) Landlord shall have the right to approve the weight, size and location of safes and other heavy equipment and articles in and about the Leased Premises.

          (c) Security within the Leased Premises is solely the responsibility of the Tenant. The Landlord shall bear no responsibility for loss or damage due to the Leased Premises or Tenant's furnishings, equipment supplies or fixtures as a result of theft or vandalism.

          (d) Upon Landlord's request, Tenant shall give Landlord reasonably prompt access to the Building and all its parts for purposes of inspection, repair or other reasonable purposes. Any entry to the Premises obtained by Landlord for such purposes by any reasonable means shall not be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises.

     21.  Reconstruction.
          ---------------

          (a) If the Premises or the Building which is a part of the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same: and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction shall be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

          (b) If the Premises or the Building which is a part of the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than twenty (20%) percent of the then full replacement cost of the Premises or the Building which is part of the Premises. If the Premises or the Building is destroyed to an extent greater than twenty (20%) percent of the full replacement cost, Landlord shall have the option: (1) to repair or restore such damage and this Lease shall continue in full force and effect, but the rent shall be proportionately reduced as provided in Section 21(a), or (2) give notice to Tenant, at any time within sixty (60) days after the damage, terminating this Lease as of the date specified in the notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of the notice. If the notice is given, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the

Tenant in the Premises, shall be paid up to date of the termination.

          (c) Notwithstanding anything to the contrary contained in this Section 21, Landlord shall not have any obligation to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section occurs during the last twelve (12) months of the term of this Lease.

          (d) Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

          (e) The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     22.  Default.  The occurrence of any one or more or the following events
          --------
shall constitute a material default and breach of this Lease by Tenant:

          (a) The vacating or abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant under this Lease, as and when due, if the failure shall continue for a period of three (3) days after Tenant's receipt of written notice of the amount and date due.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease other than described in Section 22(b) above, if such the failure continues for a period of thirty (30) days after written notice is given by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the thirty (30) day period and continuously and diligently prosecutes such cure to completion.

     23. Remedies In Default.  Upon any default or breach by Tenant, Landlord
         --------------------
may, at its option, at any time with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach, elect to:

          (a) Terminate Tenant's right to possession of the

Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the costs actually incurred in recovering possession and the amount by which the unpaid rent for the balance of the lease term after the default exceeds the amount Landlord receives, if any, from subsequent tenants upon the exercise of reasonable efforts to relet the Premises. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of one and one-half (1-1/2%) percent per month (18% per annum) until paid. If Tenant abandons the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant t-he amount specified in this paragraph, or
(b) proceeding under the other provisions of this Section 23; or

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant abandons the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due. No re-entry or taking possession of the premises by Landlord shall be construed as an election to terminate the Lease unless a notice of such intention to terminate be given to Tenant. Notwithstanding any such reletting on behalf of the Tenant without termination, the Landlord shall have the right at any time after reletting to elect to terminate the Lease and to proceed under the provisions of subsection (a) with regard to an award for reserved rent. Interest on past due rent shall accrue at a rate equal to one and one half (1-1/2%) percent per month (18% per year).

          (c) If Tenant defaults or breaches this Lease, all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall remain on the Premises. During the period of default, Landlord shall have the right to take the exclusive possession of such items and to use them, rent or charge free, until all defaults are cured. At Landlord's option, at any time Tenant is in default during the term of this Lease, Landlord may require Tenant to immediately remove all or a portion of such items in a manner which restores all or a portion of the Leased Premises (at Landlord's discretion) to the condition existing as of the commencement of this Lease. If Tenant fails to comply with this removal requirement, Landlord may employ persons to accomplish the removal and add the costs incurred to the rent owed by Tenant.

          (d) In considerstion of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien and security interest, for collection of rent and all additional charges, on and against all personal property of Tenant from time to time situated on the Premises. The lien shall secure the payment of all rent and additional charges payable by Tenant to Landlord under this Lease. The provisions of this paragraph describing the lien and security interest shall constitute a security agreement under the Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, including but not limited to all fixtures, machinery, equipment, invert:cry, furnishings and other articles of personal property now or hereafter placed in or upon the Premises by Tenant. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to the Uniform Commercial Code. Landlord, as a secured party, shall be entitled to all of the rights and remedies afforded a secured party under the Uniform Commercial Code in addition to and cumulative of the Landlord's liens and rights otherwise provided by law or by the other terms and provisions of this Lease.

          (e) Pursue any other remedy now or hereafter available to Landlord under the laws or Judicial decisions of the State of Colorado.

       24.  Bankruptcy.  Tenant agrees that if all or substantially all of
            -----------
Tenant's assets are placed in the hands of a receiver or trustee, and the receivership or trusteeship continues for a period of ninety (90) days, or longer, or if Tenant makes an assignment for the benefit of creditors or is finally adjudicated as bankrupt, or if Tenant institutes any proceedings for itself under the Bankruptcy Act as the Act now exists or under any future amendment of the Act, or under any other act relating to the subject of bankruptcy, wherein Tenant seeks to be adjudicated as bankrupt or to be discharged of its debts or to effect a plan of liquidation, composition or reorganization, or should any involuntary proceeding be filed against Tenant under any such bankruptcy laws and such proceeding not be removed within ninety
(90) days, this Lease or any interest of Tenant in and to the Premises shall not become an asset in any of such proceedings. Under all circumstances described in this Section 25, Landlord may declare the Lease term ended and re-enter the Premises, take possession and remove all persons. Tenant shall have no further claims under this Lease other than for wrongful exercise of this right by Landlord.

     25.  Eminent Domain. If more than twenty-five (25%) of the land area within
          ---------------
the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein which may be paid or made in connection with the public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either (1) less than ten percent (10%) of the land area within the Premises is taken, or (2) more than twenty-five (25%) of the land area within the Premises is taken and neither party elects to terminate the Lease, the rent shall be equitably reduced. Neither Landlord nor Tenant shall have any claim against each other for the value of the unexpired lease.

     26.  Offset Statement. Tenant shall at any time, upon not less than ten
          -----------------
(10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Landlord shall deliver a similar statement to Tenant but not more often than once in any twelve month period.

     27.  Authority and Liability of Parties.
          -----------------------------------

          (a) Corporate Authority. If Tenant is a corporation, each individual
              --------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of the corporation or in accordance with the bylaws of the corporation, and that this Lease is binding upon the corporation in accordance with its terms. Tenant shall also, at the time of signing of this Lease, provide Landlord with a copy of the corporate resolution and other necessary documents as determined by Landlord which authorize Tenant to enter into this Lease.

          (b) Partnerships. If the Landlord is a partnership, it is understood
              -------------
and agreed that any claims by Tenant on Landlord shall be limited to the assets of the partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in the partnership.

     28.  Further Instruments.  Tenant agrees to respond to reasonable requests
          --------------------
from Landlord to submit complete and accurate operating and profit and loss statements to Landlord on a quarterly and fiscal year end basis and to reasonably cooperate with Landlord's efforts from time to time to obtain financing for the Premises.

     29.  General Provisions.
          -------------------

          (a) Plats and Riders. All exhibits affixed to this Lease shall
              -----------------
constitute a part of this Lease.

          (b) Waiver. The waiver by Landlord cr Tenant of any term, covenant or
              -------
condition contained in this Lease shall not be deemed to be a waiver of the term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition. Any subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental obligation which was accepted, regardless of Landlord's knowledge of the preceding breach at the time of the acceptance of the rent.

          (c) Notices. All notices and demands which may or are required or
              --------
permitted to be given by either party to the other under this Lease shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by certified or registered United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by certified or registered United States Mail, postage prepaid, addressed to the Landlord in care of Rick Waidler, Waidler and Associates, 3101 Iris, Suite 120, Boulder, Colorado 80301, with a copy to Gary D. Berg, Berg & McMurry 1881 9th St., Suite 102, Boulder, Colorado 80302 or to such other persons or places as the Landlord may designate in a notice to the Tenant. All notices shall be deemed effective three (3) days after the date of the registration or certification by the U.S. Post Office.

          (d) Marginal Headings.  The marginal headings, page numbers and
              ------------------
section titles to the Sections of this Lease are not a part of this Lease and shall have no effect upon its construction or interpretation.

          (e) Time.  Time is of the essence of this Lease and each and all of
              -----
its provisions in which performance is a factor.

          (f) Successors and Assigns.  The covenants and conditions of this
              -----------------------
Lease, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

          (g) Quiet Possession. Upon Tenant paying the rent and observing and
              -----------------
performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed, Tenant shall have quiet possession of the Premises for the entire Lease term, subject to all the provisions of this Lease.

          (h) Late Charges. Tenant hereby acknowledges that late payment by
              -------------
Tenant to Landlord of rent or other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. The costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after the amount is due, Tenant shall pay Landlord a late charge equal three percent (3%) multiplied by the amount of past due sums. The parties agree that the late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted under of this Lease or by operation of law, including Landlord's right to collect interest on past due sums.

          (i) Prior Agreements. This Lease contains all of the agreements of the
              -----------------
parties regarding any matters covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties.

          (j) Inability to Perform.  This Lease including Landlord's and
              ---------------------
Tenant's obligations shall not be affected or impaired because either party is unable to fulfill any of its obligations under this Lease or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond their reasonable control.

          (k) Attorneys' Fees.  If any action or proceeding is brought by either
              ----------------
party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including, but not limited to, reasonable attorneys' fees.

          (1) Sale of Premises by Landlord.  If the Premises are sold, Landlord
              -----------------------------
shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or mission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be required, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to assume and agree to carry out any and all of the covenants and obligations of the Landlord under this Lease.

          (m) Subordination. (1.) This Lease, at Landlord's option, shall be
              --------------
subject and subordinate to the liens of any first lien mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements, or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any first lien mortgagee or trustee shall elect to have this Lease prior to the lien of its mortgage or deed of trust and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust. This Lease shall not be subject and subordinate to the liens of any junior mortgage or deed of trust without the prior written consent of the holder of the first lien mortgage or deed of trust.

                             (2.) Tenant covenants and agrees to execute and
deliver upon demand without charge therefor, such further instruments evidencing such subordination or non-subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Landlord.

          (n) Name. Tenant shall not use the name of the Building or of the
              -----
development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises; provided, however, that Tenant shall be unrestricted in its use of the names "PVI" or "Precision Visuals."

          (o) Separability. Any provision of this Lease which shall prove to be
              -------------
invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

          (p) Cumulative Remedies. No remedy or election hereunder shall be
              --------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          (g) Choice of Law. This Lease shall be interpreted and governed by the
              --------------
laws of the State of Colorado.

          (r) Signs and Auctions. Tenant shall not place any sign upon the
              -------------------
Premises or Building, except original mutually agreed upon signage, or conduct any auction thereon without Landlord's prior written consent.

          (s) Cure Rights. Landlord agrees to cooperate in any reasonable manner
              ------------
to permit Tenant to exercise Landlord's cure rights to any deeds of trust granted by Landlord encumbering the Premises. Landlord shall have the first right to execute any cure, but Tenant may require Landlord's cooperation and cure at any time within the last five (5) days of the exercise of such rights. Landlord agrees to give Tenant written notice of any event giving rise to such rights within a reasonable time after such event.

        (t)  Warranty of Title.  Landlord warrants to Tenant that it owns or
             -----------------
otherwise has the right to grant the rights herein.

     IN WITNESS WHEREOF, the parties have executed this lease as of the date hereof.



LANDLORD:                       PVI BUILDING INVESTORS,
                                a Colorado General Partnership


                                By: /s/ Paul F. Waiden
                                   -----------------------------------------
                                   General Partner



TENANT:                         PRECISION VISUALS, INC.
                                a Delaware corporation


                                By: /s/ James R. Warner
                                   -----------------------------------------
                                   James R. Warner, CEO


ATTEST:
/s/ Judy Warner
-----------------------------------
Judy Warner, Secretary